[Footnote Continued From Previous Page]

                                             [Footnote Continued On Next Page]
ATL01/10574409v1

                                 August 30, 1999

Wells Fargo Bank, National
   Association, as Agent

Each of the Lenders party to the Credit
   Agreement referred to below

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Credit Agreement dated as of February 26, 1999 (as amended and in effect immediately prior to the date hereof, the "Credit Agreement"), by and among Regency Centers, L.P. (the "Borrower"), Regency Realty Corporation (the "Parent"), the financial institutions party thereto and their assignees under Section 12.8 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the Syndication Agent, Documentation Agent and Managing Agents named therein. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         The Borrower has informed the Lenders that the Borrower intends to amend and restate its Second Amended and Restated Agreement of Limited
Partnership dated as of March 5, 1998 to provide for a variety of matters including, (a) revising the allocations of income and loss in a manner designed to reduce the problem of phantom income by causing allocations of taxable income to more clearly match the amount of cash distributed to the consenting Limited Partners; (b) permitting the issuance of Preferred Units from time to time, subject to certain limitations; (c) through December 31, 2004, restricting transfers of Partnership Interests which would cause the Partnership to have more than 100 partners for purposes of determining whether the Partnership is a "publicly traded partnership"; and (d) establishing the form of the Partnership's Fourth Amended and Restated Agreement of Limited Partnership (the "UPREIT Agreement") to be effective when the Parent directly or indirectly contributes all of its assets to the Borrower, causing the Borrower to become an "UPREIT"; all as more particularly described in the letter from the Borrower addressed to the Agent and Lenders attached hereto as Exhibit A. The Lenders hereby agree that notwithstanding Sections 8.8 and 8.22 of the Credit Agreement, the Borrower may amend and restate its Second Amended and Restated Agreement of Limited Partnership by incorporating the amendments described on Exhibit A into the Third Amended and Restated Agreement of Limited Partnership and the Fourth Amended and Restated Agreement of Limited Partnership.


         The Borrower also requests that the Credit Agreement be amended by deleting Section 8.8 therein in its entirety and replacing it with the following, which amendment will permit certain amendments, supplements, restatements and other nonmaterial modifications to the Parent's, the Borrower's and each Guarantor's articles of incorporation, by-laws, operating agreement, partnership agreement or other organizational or constituent documents without the prior written consent of the Lenders as is currently permitted in Section
8.22 of the Credit Agreement:

         "SECTION 8.8      Modifications to Material Contracts.

                  Except as otherwise provided in Section 8.22, the Borrower and the Parent shall not enter into, or permit any other Guarantor or any other Subsidiary of the Parent to enter into, any amendment or modification to any Material Contract or default in the performance of any obligations of the Parent, the Borrower, any other Guarantor or any other Subsidiary of the Parent in any Material Contract or permit any Material Contract to be canceled or terminated prior to its stated maturity."

         To induce the Lenders to agree as requested above, the Borrower makes the following representations and warranties (the accuracy of which assumes the Lenders have agreed as requested above):

       (i)   no Default or Event of Default has occurred and is continuing; and

      (ii) the representations and warranties of Borrower and Guarantors contained in the Loan Documents to which any is a party are true in all material respects as of the date hereof except to the extent (x) such representations or warranties specifically relate to an earlier date or (y) such representations or warranties have become untrue by reason of events or conditions otherwise permitted under the other Loan Documents.

         The Parent and the Borrower each confirms that this letter agreement is a Loan Document. Further, the Parent and the Borrower each acknowledges that this letter agreement applies only to the Sections of the Credit Agreement specifically referred to above and shall not be construed to be a waiver or amendment of any of the other terms and conditions of the Credit Agreement or any of the other Loan Documents.

         This letter agreement may be executed in counterparts and shall be governed by and construed in accordance with the laws of the State of Georgia.

Very truly yours,

REGENCY CENTERS, L.P.

BY: Regency Realty Corporation, its general partner

By:
   Title:


REGENCY REALTY CORPORATION

By:
    Title:

                         [Acceptance on Following Page]

                  [Letter Agreement dated as of August __, 1999 regarding Regency Centers, L.P.]

Agreed and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

WACHOVIA BANK, N.A.

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

PNC BANK, NATIONAL ASSOCIATION

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

CHASE BANK OF TEXAS, N.A.

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

SUNTRUST BANK, ATLANTA

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

LASALLE NATIONAL BANK

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

BANK ONE, ARIZONA, NA, a national banking association

By:_________________________________________
     Name:__________________________________
     Title:_________________________________


FIRST UNION NATIONAL BANK


By:_________________________________________
     Name:__________________________________
     Title:_________________________________

COMMERZBANK AG, ATLANTA AGENCY

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

AMSOUTH BANK

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

SOUTHTRUST BANK, N.A.

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

ING (U.S.) CAPITAL LLC

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

STAR BANK, N.A.

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

MELLON BANK, N.A.


By:_________________________________________
     Name:__________________________________
     Title:_________________________________

FIRST UNION NATIONAL BANK


By:_________________________________________
     Name:__________________________________
     Title:_________________________________

COMMERZBANK AG, ATLANTA AGENCY

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

AMSOUTH BANK

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

SOUTHTRUST BANK, N.A.

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

ING (U.S.) CAPITAL LLC

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

STAR BANK, N.A.

By:_________________________________________
     Name:__________________________________
     Title:_________________________________

MELLON BANK, N.A.


By:_________________________________________
     Name:__________________________________
     Title:_________________________________